SCI SYSTEMS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 24, 1997



To the Shareholders of SCI Systems, Inc.:

  Notice is hereby given that the 1997 Annual Meeting of shareholders of SCI Systems, Inc., a Delaware corporation, will be held at 10:00 A.M., Eastern Daylight Savings Time, on Friday, October 24, 1997, at The Ritz-Carlton Hotel (Buckhead), 3434 Peachtree Street, N.E., Atlanta, Georgia 30326 (the "Meeting"), for the following purposes:

     (1) to elect two Class I Directors to serve for a term of three years;

     (2) approval of Amendment of the Company's Second Restated Certificate of of Incorporation to increase the number of shares of the Company's authorized Common Stock (par value $0.10) from 100 million to 200 million shares;

     (3) to act upon a proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending June 30, 1998; and

     (4) to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

  The Board of Directors has fixed the close of business on September 12, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at such Meeting and any adjournment or postponement thereof.

  It is important that your shares be represented and voted at the Meeting. Accordingly, you are requested to please date, sign, and mail the enclosed proxy as promptly as possible. Thank you for your cooperation.


                                   By order of the Board of Directors,


                               /s/ Michael M. Sullivan
                                   Michael M. Sullivan
                                   Secretary


Huntsville, Alabama
September 26, 1997



Please sign, date and promptly mail the enclosed white proxy card in the postage paid envelope provided.

                                SCI SYSTEMS, INC.
                         c/o SCI Systems (Alabama), Inc.
                                  P.O. Box 1000
                            Huntsville, Alabama 35807


                                 PROXY STATEMENT

  This Statement is furnished in connection with the solicitation by the Board of Directors of SCI Systems, Inc. (the "Board" and the "Company") of proxies to be voted at the Annual Meeting of shareholders of the Company to be held at 10:00 A.M., Eastern Daylight Savings Time, on Friday, October 24, 1997, at The Ritz-Carlton Hotel (Buckhead), 3434 Peachtree Street, N.E., Atlanta, Georgia 30326 and at any and all adjournments or postponements of such meeting (the "Meeting"). If the enclosed form of proxy is executed, returned in time, and not revoked, it will be voted in accordance with the specifications, if any, made by the shareholder, and if specifications are not made, it will be voted for election of the director nominees named herein, for approval of the Proposal to amend the Company's Second Restated Certificate of Incorporation to increase the number of shares of the Company's authorized Common Stock (par value $0.10)(the "Common Stock") from 100 million to 200 million shares, and for ratification of the selection of Ernst & Young LLP as the Company's independent auditor as described in this Proxy Statement. If other matters are properly presented at the Meeting, it is the intention of the persons designated as proxies to vote on them in accordance with their best judgment.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Company either an instrument revoking the proxy, or a duly executed proxy bearing a later date. Proxies also may be revoked by any shareholder present at the Meeting who expresses a desire to vote his or her shares in person. A majority of the shareholders entitled to vote must be present in person, or represented by proxy, to constitute a quorum and act upon the proposed business. Failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense. When a quorum is present, an affirmative vote of a majority of the number of shares of stock present, or represented by proxy, at the Meeting and entitled to vote shall decide any question brought before the Meeting, unless a different vote is otherwise required. However, directors shall be elected by an affirmative vote of a plurality of the shares present in person, or represented by proxy at the Meeting, and entitled to vote on the election of directors. The proposed amendment to the Company's Second Restated Certificate of Incorporation must be approved by the holders of a majority of the number of shares outstanding and entitled to vote on the proposed amendment. Abstentions will have the effect of negative votes with respect to any matter presented at the Meeting, other than election of directors. Broker nonvotes will have the effect of negative votes on the proposed amendment to the Company's Second Restated Certificate of Incorporation, but will have no effect on any other matter presented. If authority to vote for one or more of the director nominees is withheld on a proxy card, no vote will be cast with respect to the shares indicated on that proxy card and the outcome of the election will not be affected.

The Notice of the Meeting, this Proxy Statement, and the form of proxy were first mailed to shareholders on or about September 26, 1997.

                                VOTING SECURITIES

  At the close of business on September 12, 1997, the record date for determining shareholders entitled to notice and to vote at the Meeting, there were outstanding 59,794,590 (1) shares of Common Stock. Each share is entitled to one vote.

  The following table sets forth certain information concerning each person known to the Board to be a beneficial owner of more than five percent of the outstanding shares of Common Stock as of December 31, 1996 (the ownership of the directors and executive officers of the Company being included elsewhere herein).

Name and Address                    Amount Beneficially           Percent of
of Beneficial Owner                      Owned (2)                 Class (2)
--------------------------------------------------------------------------------
FMR Corporation                         8,828,000                   14.83%
82 Devonshire Street
Boston, Massachusetts 02109-3614

(1) Subsequent to the Company's June 30, 1997 fiscal year end, the Company's Board of Directors declared a two-for-one Common Stock split in the form of a 100 percent stock dividend. The dividend was paid August 22, 1997 to shareholders of record as of August 8, 1997. All listings or statements in this Proxy Statement concerning (i) the number of shares of Common Stock outstanding or owned, (ii) the percentage of securities in a class owned, (iii) all stock option information in the Executive Compensation section herein, and (iv) all other information related to the number of shares of Common Stock outstanding or the price of shares or options, have been adjusted for the stock split.
(2) According to a Schedule 13G dated February 14, 1997, filed pursuant to the Securities Exchange Act of 1934, after adjustment for August 22, 1997's two-for-one stock split.



Ownership of Equity Securities in the Company
  The following table sets forth information regarding beneficial ownership of Common Stock by each director, the Named Executive Officers, and the directors and executive officers of the Company as a group as of September 12, 1997.

                               Aggregate Number of Shares        Percentage of
Name                                Beneficially Owned        Outstanding Shares

Olin B. King                          2,768,176  (1)                  4.6
A. Eugene Sapp, Jr.                     337,626  (1)                   *
David F. Jenkins                        109,890  (2)                   *
Howard H. Callaway                       98,119  (3)                   *
Jerry F. Thomas                          32,618  (4)                   *
Peter M. Scheffler                       25,412  (4)                   *
G. Robert Tod                            10,430  (5)                   *
William E. Fruhan                        10,089  (6)                   *
Jackie M. Ward                            9,263  (7)                   *
Wayne Shortridge                          5,229  (8)                   *
All Directors and Executive Officers
 as a group (15 persons)              3,816,474  (9)                  6.4

* Indicates less than 1% of issued and outstanding shares of Common Stock.


    (1)Includes  645,500 and 204,800 shares not presently owned by Messrs.  King
       and  Sapp,   respectively,   but  which  are  subject  to  stock  options
       exercisable within 60 days after September 12, 1997.

    (2)Includes 106,000 shares not presently owned but which are subject to stock options exercisable within 60 days after September 12, 1997.

    (3)Includes 3,000 shares owned by Mr. Callaway's spouse, 14,800 shares owned of record by the Howard H. Callaway Foundation, Inc., 1,940 shares not presently owned by Mr. Callaway but which are subject to stock options exercisable within 60 days after September 12, 1997, and 2,179 shares owned through the Company's Directors' Deferred Compensation Plan. Mr. Callaway is an officer and Trustee of the Foundation and, as such, shares voting and investment powers with respect to the shares owned by the Foundation. Nothing in this paragraph should be construed as an admission by Mr. Callaway of beneficial ownership of the shares owned by his spouse.

    (4)Includes 26,400 and 24,800 shares not presently owned by Messrs. Thomas and Scheffler, respectively, but which are subject to stock options exercisable within 60 days after September 12, 1997.

    (5)Includes 484 shares not presently owned by Mr. Tod but which are subject to stock options exercisable within 60 days of September 12, 1997, and 2,906 shares owned through the Company's Directors' Deferred Compensation Plan.

    (6)Includes 3,089 shares owned through the Company's Directors' Deferred Compensation Plan.

    (7)Includes 970 shares not presently owned by Ms. Ward but which are subject to stock options exercisable within 60 days of September 12, 1997, and 3,123 shares owned through the Company's Directors' Deferred Compensation Plan.

    (8)Includes 3,229 shares owned through the Company's Directors' Deferred Compensation Plan.

    (9)Includes 1,386,394 shares not presently owned by directors or executive officers but which are subject to stock options exercisable within 60 days of September 12, 1997, and 14,526 shares owned by directors through the Directors' Deferred Compensation Plan.

                       PROPOSAL 1 - ELECTION OF DIRECTORS


Nominees for Board of Directors
  In accordance with the Company's Second Restated Certificate of Incorporation, the Board is divided into three classes, with each class consisting, as nearly as possible, of one third of the total number of directors fixed by the Board. The Company's Bylaws provide that the number of directors shall be not less than three (3) and not more than eleven (11), and that the exact size of the Board may be fixed from time to time by the Board. The Board has currently fixed the number of directors at seven, with two directors in Class I, three in Class II, and two in Class III. Board members serve three-year terms which are staggered to provide for election of one director class each year. Class I directors are to be elected at the Meeting.

  The Board has nominated and proposes Olin B. King and Howard H. Callaway for re-election as Class I directors, and requests shareholders approval of the nominees. It is intended that the proxies will be voted for the re-election of the two nominees to serve as directors of the Company for a term of three years and until their respective successors are elected and qualified. The proxies cannot be voted for a greater number of persons than the number of nominees named herein. In the event any of the nominees refuses or is unable to serve as a director (which is not now anticipated), the person(s) acting as proxies reserve full discretion to vote for such other persons as may be nominated.

Information About Director Nominees and Continuing Directors
  Based upon information supplied by them, the table below sets forth for each director nominee and continuing director their name, age, positions with the Company, principal occupation and business experience for the last five years, and prior service as a director of the Company.


                                                         Positions with the Company                                     Director
  Name and Age                                            And Principal Occupation                                        Since
  Class I Director Nominees
  (Term expiring in 2000)

  Olin B. King (4)                     Chairman of the Board and Chief Executive Officer of SCI Systems, Inc.             1961
  (63)

  Howard H. Callaway (2) (3)           Chief Executive Officer, Crested Butte Mountain Resort, Inc., Crested Butte,
  (70)                                 CO, a resort complex, since 1979; Chairman, Callaway Gardens Resort, Inc.,         1976
                                       Pine  Mountain,  GA,  a  resort  complex, since January 1994.

  Class III Directors
  (Term expiring in 1999)

  G. Robert Tod (2) (3)                President and Chief Operating Officer, CML Group, Inc., Acton, MA,                 1981
  (58)                                 a specialty marketing company, since 1969.

  A. Eugene Sapp, Jr. (1) (4)          President and Chief Operating Officer of SCI Systems, Inc.                         1981
  (61)


  Class II  Directors
  (Term expiring in 1998)

  Jackie M. Ward (1) (2)               Chief Executive Officer, Computer Generation Incorporated, Atlanta, GA,            1992
  (59)                                 a provider of turn-key telecommunications systems products and data process-
                                       ing services to U.S. and international markets, 1968 to present.

  Wayne Shortridge (1) (4)             Partner, Paul, Hastings, Janofsky & Walker LLP, Altlanta, GA,                      1992
  (59)                                 January 1994 to present; Partner, Powell, Goldstein, Frazer & Murphy,
                                       Atlanta, GA, 1968 to January 1994.

  William E. Fruhan (1) (3)            The George E. Bates Professorship, Harvard University Graduate School              1992
  (54)                                 of Business, Boston, MA, 1979 to present.

  (1) Member of the Investment Committee
  (2) Member of the Compensation Committee
  (3) Member of the Audit Committee
  (4) Member of the Executive Committee

  Certain of the  continuing  directors and director  nominees also serve as directors of other  publicly held companies as follows:
Mr. Callaway,  CML Group, Inc.; Mr. King, Regions Financial  Corporation;  Mr. Sapp, VBand Corporation and Computer Products,  Inc.;
Mr. Tod, EG&G, Inc., CML Group,  Inc., and UST Corp.; Dr. Fruhan,  Prudential  Institutional  Fund; and Ms. Ward,  TRIGON Blue Cross
Blue Shield, Nations Bank Corporation, and Matria Healthcare, Inc.

Meetings and Committees
  The Board has standing Executive, Investment, Compensation, and Audit Committees. The Board does not have a standing Nominating Committee as the Executive Committee acts as such.
  During fiscal year 1997 the Board met four times; the Executive Committee twelve times; the Investment Committee five times; the Compensation Committee twice; and the Audit Committee once.
  Consisting entirely of outside directors, the Audit Committee is responsible for reviewing the Company's financial statements, evaluating the Company's internal financial controls and procedures, and coordinating and approving the activities of the Company's auditors.
  Consisting entirely of outside directors, the Compensation Committee is responsible for setting compensation guidelines for executives of the Company, establishing their salaries, reviewing and approving incentive compensation plans and bonus awards, and reporting all of the foregoing to the outside members of the Board for approval.
  The Executive Committee functions with substantially all of the powers and duties of the Board; however, the Committee does not have authority to approve mergers, amend the Certificate of Incorporation or Bylaws, or dispose of all or substantially all of the Company's assets. The Executive Committee also functions as the nominating committee of the Company and will consider proposed directorship nominations if recommended by shareholders in writing to the Secretary of the Company.
  The Investment Committee is responsible for reviewing the investment funds of the Company and of each employee benefit trust established by the Company, and for directing the investment funds of the Company's Supplemental Retirement Plan.
  During fiscal 1997 the six outside directors were paid an annual fee of $30,000 plus $1,000 per Board meeting attended and $500 per committee meeting attended, except that Mr. Shortridge was paid the greater of $1,000 or $300 per hour for each Executive Committee Meeting attended.
  In 1995 the Company adopted a Directors' Deferred Compensation Plan pursuant to which nonemployee Directors may elect in advance to defer all or part of their Director's fees in return for stock equivalent rights equal to the number of shares of Common Stock which he or she could have purchased at the full market price with the deferred fees. If a Director elects to defer 100% of his or her fees earned during an entire year, the Director will also be entitled to additional stock equivalent rights at the full market price equal to 40% of the deferred fees. The deferred fees and any additional earned stock equivalent rights are contributed by the Company to a rabbi trust which purchases Common Stock in the open market as the Directors' fees are deferred and holds the Common Stock in the name of the Director participant. On termination of a Director's service from the Board for any reason, all stock equivalent rights earned by the Director pursuant to the Plan will be paid out to him or her by the trust in Common Stock held in his or her name. The Directors' Deferred Compensation Plan largely replaced the directors' stock option feature of the Company's 1994 Stock Option Incentive Plan (the "1994 Plan").
  The following Directors elected to defer receipt of 100% of their Board fees for fiscal year 1997 pursuant to the Directors' Deferred Compensation Plan: Dr. Fruhan, Messrs. Callaway, Shortridge, Tod, Ms. Ward, and Director Emeritus Moquin. No director exercised stock options during the year.

  The Board of Directors recommends a vote "FOR" the re-election of the director nominees named above.


                      PROPOSAL 2-AMENDMENT OF THE COMPANY'S
                  SECOND RESTATED CERTIFICATE OF INCORPORATION

  The Company's Second Restated Certificate of Incorporation ("Certificate of Incorporation") presently provides that the Company is authorized to issue 100,000,000 shares of Common Stock. The Board of Directors recommends and proposes that the authorized Common Stock of the Company be increased from 100,000,000 to 200,000,000 shares and that the Certificate of Incorporation be so amended. The additional shares of Common Stock for which authorization is sought would be a part of the Company's existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock now outstanding.
  As of September 12, 1997, there were 59,794,590 Common Stock issued and outstanding and 59,726 shares of Common Stock held as treasury stock. An aggregate of 3,481,500 shares are subject to issuance under the Company's stock option plans. 11,794,870 shares of Common Stock are reserved for issuance to holders of the Company's 5% Convertible Subordinated Notes due 2006.
  The Board recommends the increase in authorized Common Stock to enable the Company to have additional shares available for possible issuance in connection with such general corporate purposes as stock splits and stock dividends, issuance of shares for cash to raise equity capital, conversions of convertible securities, or in connection with business acquisitions, stock option plans, or other employee benefit plans which may be adopted in the future. The Board believes that additional authorized Common Stock will give the Company greater flexibility and may allow shares of Common Stock to be issued without the expense and delay of a shareholders' meeting to authorize additional shares if and when the need arises.
  If the proposed amendment is adopted, the Company would be permitted to issue the authorized shares without further shareholder approval, except to the extent otherwise required by law, by a securities exchange or association on which the Common Stock is listed or quoted at the time, or by the Second Restated Certificate of Incorporation. Shareholders do not have pre-emptive rights to subscribe for or purchase additional shares of the Company's Common Stock.
  The Company has no current plans, agreements or arrangements for the issuance of additional Common Stock, other than the purchase of shares pursuant to its stock option plans and conversion pursuant to the Company's 5% Convertible Subordinated Notes due 2006. However, the additional authorized shares would be available for issuance (subject to further shareholder approval only as noted above) at such times and for such proper corporate purposes as the Board of Directors may approve, including possible future financing and acquisition transactions. Depending upon the nature and terms thereof, while the Board has no present plans in this regard, such transactions could enable the Board to make more difficult, or discourage an attempt, to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company. Furthermore, many companies have recently issued warrants or other rights to acquire additional shares to holders of common stock to discourage or defeat unsolicited stock accumulation programs and acquisition proposals. If Proposal 2 is adopted, more Common Stock of the Company would be available for such purposes than is currently available. Management currently knows of no intent or plan on the part of any persons or entity to gain control of the Company and Proposal 2 is not being recommended in response to any such intent or plan.
  If Proposal 2 is adopted, the Second Restated Certificate of Incorporation of SCI Systems, Inc., as in force and effect on the date of this Proxy Statement, will be amended by deleting Section (a) of Article FOURTH in its entirety and by substituting in lieu thereof the following:


     "FOURTH. (a)The aggregate number of shares which the corporation shall have the authority to issue is Two Hundred Million (200,000,000) shares of common stock with par value of ten cents ($0.10) per share (hereinafter called the "Common Stock") and five hundred thousand (500,000) shares of Preferred Stock without par value (hereinafter called the "Preferred Stock"). At every meeting of the stockholders, every holder of stock of the corporation, be it Common Stock or Preferred Stock, shall be entitled to one vote, in person or by proxy, for each share of Common Stock or Preferred Stock standing in his name on the books of the corporation. The Common Stock and the Preferred Stock shall vote together as one class unless otherwise expressly required by law."


  The Board of Directors recommends a vote "FOR" the proposal to amend Article FOURTH, section (a) of the Second Restated Certificate of Incorporation.

           PROPOSAL 3-RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

  Ernst & Young LLP has served as independent auditor for the Company since 1961 and has been selected by the Board of Directors to audit the books and records of the Company for the fiscal year ending June 30, 1998. The Board of Directors proposes that its selection of Ernst & Young LLP as the Company's independent auditor be ratified by shareholders at the Meeting. If the shareholders do not ratify this selection, the selection of another firm will be considered by the Board. The Audit Committee of the Board is of the opinion that the retention of the services of Ernst & Young LLP is in the best interests of the Company. A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to appropriate questions and to make a statement if he or she so desires.

  The Board of Directors recommends a vote "FOR" ratification of Ernst & Young LLP as Auditor for fiscal year 1998.

                               EXECUTIVE OFFICERS

  Officers of the Company are elected by the Board annually and serve at the pleasure of the Board. Information concerning certain of the executive officers of the Company is contained in the following Summary Compensation Table and other tables set forth in this Proxy Statement.
  Messrs. Olin B. King and A. Eugene Sapp, Jr. are officers of SCI Systems, Inc. and of one or more of its subsidiaries; all other executive officers are officers of one or more Company subsidiaries.
  Messrs. O. King and Sapp have held various positions with the Company since 1961 and 1962, respectively, and have been Chairman and CEO, and President and COO, respectively, since prior to 1990.
  Mr. Richard A. Holloway, age 55, joined the Company in April 1986 as Senior Vice President, Government Division.
  Mr. Jeffrey L. Nesbitt, age 46, joined the Company in 1985 as Plant Manager and was promoted to Vice President in 1987, to Senior Vice President, Eastern Region, in 1991, and in 1997 became Senior Vice President of the European Division.
  Mr. David F. Jenkins, age 60, joined the Company in 1990 as Vice President and was promoted to Senior Vice President, Western Division, in 1991.
  Mr. Jerry F. Thomas, age 56, has held various positions with the Company since 1963. In 1987 he was named Vice President, in September 1993 he was promoted to Senior Vice President, Central Region, and in 1997 became Senior Vice President of the newly formed Computer Systems Division.
  Mr. Peter M. Scheffler, age 46, joined the Company as Senior Vice President, Asian Division, in January 1994. From June 1993 to January 1994 Mr. Scheffler was Senior Director of Worldwide Manufacturing for Apple Computer, Inc. From 1988 through June 1993 Mr. Scheffler held a variety of management positions with Apple Computer, Inc.
  Mr. George J. King, age 41, has held various positions with the Company since 1978. In 1992 he was named Vice President and in 1997 was promoted to Senior Vice President of the Southeastern Division. Mr. King is the son of Olin
B. King,  Chairman and Chief Executive Officer of the Company.
  Mr. Charles N. Parks, age 41, joined the Company in 1988 as Vice President and in 1997 was promoted to Senior Vice President of the Mexican Division.
  Mr. LeRoy H. Mackedanz, age 54, joined the Company in 1987. In 1989 he was named Vice President and in 1997 was promoted to Senior Vice President of the Northeastern Division.


                             EXECUTIVE COMPENSATION

  SEC regulations require disclosure to shareholders of executive compensation in prescribed formats. The required information is comprised of a Summary Compensation Table, additional tables which provide further details of stock options and similar forms of compensation, a report on executive compensation from the Compensation Committee of the Board of Directors, and a five year stock performance graph.
  The following table summarizes for the last three completed fiscal years the compensation of the five most highly compensated executive officers including the Chief Executive Officer ("Named Executive Officers") of the Company whose salary and bonus exceeded $100,000 for the year ended June 30, 1997:


                           Summary Compensation Table

                                                                                                   Long Term
                                                     Annual Compensation                          Compensation
                                            ------------------------------------------------     --------------
  Name and                                                                       Total            Securities         All Other
  Principal                                                                      Annual            Underlying       Compensation
  Position                      Year        Salary ($)      Bonus ($)(a)    Compensation ($)     Options (#)(d)          ($)
  --------                      ----        ----------      ------------    ----------------     --------------     ------------

  Olin B. King,                 1997         599,442        1,127,130          1,726,572            100,000           21,580(b)
  Chairman & CEO                1996         504,051          809,547          1,313,598             90,000           18,146(b)
                                1995         464,709          452,426            917,135             80,000           16,596(b)

  A. Eugene Sapp, Jr.,          1997         436,919          732,635          1,169,554             75,000           15,729(b)
  President & COO               1996         382,326          526,205            908,531             60,000           13,764(b)
                                1995         358,309          294,077            652,386             56,000           12,444(b)

  David F. Jenkins,             1997         216,604          191,126            407,730             30,000            5,198(b)
  Senior Vice President,        1996         196,953          128,478            325,431             28,000            4,727(b)
  Western Division              1995         182,282          153,791            336,073             24,000            3,281(b)

  Jerry F. Thomas,              1997         189,092          191,100            380,192             30,000            6,807(b)
  Senior Vice President,        1996         172,181          173,700            345,881             28,000            6,183(b)
  Computer Products Division    1995         161,371          105,833            267,204             24,000            5,809(b)

  Peter M. Scheffler,           1997         208,908           57,282            266,190             24,000          308,891(c)
  Senior Vice President,        1996         195,459           67,291            262,750             24,000          236,277(c)
  Asian Division                1995         189,510           65,599            255,109             16,000          213,455(c)

   (a) The 1997 bonus is a good faith estimate of the amount payable when final accounting is completed and approved by the Board of Directors.
   (b) Amounts represent the Company's contributions to the Company's 401(k) and Deferred Compensation Plans, which Plans are available to all eligible employees.
   (c) Amounts represent contributions of $3,760 in 1997, $3,518 in 1996, and $1,654 in 1995 to the Company's 401(k) and Deferred Compensation Plans, with the remainder representing foreign living and car allowances.
   (d) Adjusted for August 22, 1997's two-for-one stock split.

                    Stock Option Grants in Last Fiscal Year
  Prior to October 28,1994, the Company granted stock options to executive officers and other key employees pursuant to its Incentive Stock Option and NonQualified Stock Option Plans, and after October 28, 1994, pursuant to the 1994 Plan. The Company does not grant Stock Appreciation Rights (SARs). The following table sets forth certain information regarding stock options granted to the Named Executive Officers during fiscal year 1997 under the 1994 Plan after adjustment for August 22, 1997's two-for-one stock split.


                                                                                                          Potential Realizable
                              Number of                                                                     Value at Assumed
                             Securities           % of Total                                              Annual Rates of Stock
                             Underlying       Options Granted to                                          Price Appreciation for
                               Options           Employees in       Exercise or Base     Expiration           Option Term
  Name                       Granted (#)          Fiscal Year         Price ($/SH)          Date         5% ($)         10% ($)
  ----                       ----------           -----------         ------------          ----         ------         -------
  Olin B. King                 100,000              15.48                24.875            10/25/06     1,564,375      3,964,434
  A. Eugene Sapp, Jr.           75,000              10.84                24.875            10/25/06     1,075,063      2,775,104
  David F. Jenkins              30,000               4.64                24.875            10/25/06       469,312      1,189,330
  Jerry F. Thomas               30,000               4.64                24.875            10/25/06       469,312      1,189,330
  Peter M. Scheffler            24,000               3.72                24.875            10/25/06       375,450        951,464


  The assumed annual rates of appreciation of five and ten percent would result in the price of the Company's common stock increasing by $15.64 and $39.64, respectively, by the end of the option term.


               Aggregated Option Exercises in Fiscal Year 1997 and
                          Fiscal Year-End Option Values
   The following table summarizes options exercised during fiscal year 1997 and presents the value of unexercised options held by the Named Executive Officers at fiscal year end under all stock option Plans:

                                                                               Number of
                                                                         Securities Underlying               Value of Unexercised
                                 Shares                                   Unexercised Options                In-the-Money Options
                                Acquired         Value                  at Fiscal Year End (#)              At Fiscal Year End ($)
   Name                    on Exercise (#)  Realized($)               Exercisable  Unexercisable          Exercisable Unexercisable
   ----                    ---------------  -----------               -----------  -------------          ----------- -------------
   Olin B. King                     -0-             -0-                 575,000       182,000              14,604,562    2,418,250
   A. Eugene Sapp, Jr.          158,000       3,853,375                 156,400       125,600               3,238,600    1,166,900
   David F. Jenkins              19,500         550,875                  84,800        55,200               1,879,275      734,100
   Jerry F. Thomas               85,850       1,772,344                   6,000        54,400                  42,000      715,900
   Peter M. Scheffler            11,200         178,500                   2,800        24,800                  19,600      326,250


   Supplemental Retirement Plan: The Company's Supplemental Retirement Plan ("SRP") is a noncontributory, defined benefit pension plan which provides fixed benefits to members upon their retirement, death or termination of employment after at least 5 years of service with the Company or its subsidiaries. The SRP is sponsored by SCI Systems (Alabama), Inc. ("Plan Sponsor"), a wholly owned subsidiary of the Company.
   All employees of the Plan Sponsor and its participating affiliates are eligible to participate in the SRP. The SRP provides for a benefit accrual each year for up to 35 years equal to 1% of employee compensation in excess of $10,000 and, as of January 1, 1989, 1/2% of the first $10,000. Employee compensation covered by the SRP is the total compensation that would be subject to Social Security taxes as actually paid to the employee during a calendar year, but excluding supplemental compensation awards, subject to a limitation beginning January 1, 1989. Compensation deferred by participants under the Deferred Compensation Plan is not included as part of the employee covered compensation in the year of deferral.
   Based on past years' compensation covered by the SRP, and assuming normal retirement age and a 5.5% annual increase in covered compensation from calendar year 1997 until retirement, estimated annual benefits payable upon retirement to the Named Executive Officers are as follows: Mr. O. King, $58,745; Mr. Sapp, $51,996; Mr. Jenkins, $24,338; Mr. Thomas, $35,823 and for Mr. Scheffler, $72,736. These estimated benefits are subject to the Internal Revenue Code of 1986 (the "Code") ss.415 maximum benefit limitations. In addition, these benefits do not reflect the maximum limitation on includable employee compensation under Code ss.401(a)(17) effective for plan years beginning in 1989. The maximum limitation in 1997 is $150,000, subject to cost of living increases as prescribed by the Secretary of the Treasury.

             Compensation Committee Report on Executive Compensation
   The Compensation Committee of the Company's Board of Directors (the "Committee") consists of three Directors who are neither employees nor officers of the Company. The Committee reviews the Company's executive compensation program and policies each year and determines the compensation of the officers. The Committee's recommendations of compensation for the Chief Executive Officer and the other officers are reviewed with and approved by all the nonemployee directors, who constitute a majority of the Board.
   The Committee's overall policy regarding compensation of the Company's officers is to provide competitive salary levels and compensation incentives that attract and retain individuals of outstanding ability; that recognize individual performance and the performance of the Company relative to the performance of other companies of comparable size and quality; and that support both the short-term and long-term goals of the Company.
   The executive compensation program includes three elements which, taken together, constitute a flexible and balanced method of establishing total compensation for management. These elements are base salary, annual incentive awards in the form of annual cash bonuses, and long-term incentive awards in the form of stock option grants.

   Base Salaries:
   The Committee annually reviews and establishes officer base salaries. Individual salaries are determined by the Committee's assessment of the individual's experience level, the scope and complexity of the position held, and the salaries being paid for similar positions in the industry based upon the Company's knowledge of competitive salaries in the marketplace.

   Annual Incentive Program:
   The goal of the annual incentive, or bonus, program is to place a significant portion of the officers' and senior managers' cash compensation at risk to encourage and reward a continued high level of performance each year. Individual incentive amounts are determined by the Committee generally based upon profitability of the individual's business unit and his or her organizational responsibility.
   The CEO and COO do not participate in the same annual incentive program as other Company officers. Annual incentive compensation for Messrs. O. King, Chairman and CEO, and Sapp, President and COO, is granted pursuant to the Company's Senior Executive Officer Annual Incentive Plan and is based upon the Company's annual profits. This incentive compensation has been set for several years at 1% of the Company's annual net income for Mr. O. King and .65% of annual net income for Mr. Sapp.

   Long-term Incentive Program:
   Stock options are the basis for the Company's long-term incentive program. The Company's stock option grants generally are made at market value at the date of grant and vest over a five year period. This program links officer compensation to long-term shareholder value and focuses management attention on Company performance over a period longer than one year. Stock options are also granted to encourage and facilitate personal stock ownership by the officers and thus strengthen their personal commitment to the Company and lengthen their perspective. The Committee's policy is to grant stock option awards annually, based both upon individual performance and the potential for the officer to contribute to the future success of the Company.

   The Committee believes that the three programs described above provide compensation that is competitive with the levels paid by major competitors in the industry; effectively links officer and shareholder interests through equity-based plans; and is structured to provide incentives that are consistent with the long-term investment horizons which characterize the business in which the Company is engaged. In this regard, the Committee draws shareholder attention to the Total Annual Compensation for Messrs. O. King and Sapp, CEO and COO, respectively, for the last several years during which their Total Annual Compensation generally followed overall Company performance.

   Chief Executive Officer Compensation:
   In determining Mr. King's base salary, annual bonus, and stock option grant in fiscal year 1997, the Committee considered the Company's overall performance and Mr. King's individual performance by the same methods described above for Company officer compensation. The Committee also considered compensation granted to chief executive officers of other companies in similar industries, as well as incentives for future performance.
   The Committee believes that Mr. King's total compensation as Chief Executive Officer appropriately reflects his performance and, in turn, that of the Company in fiscal year 1997. Company results and Mr. King's individual performance during the year continued to be excellent. For example in 1997, the Company again had record revenues, record net income, record new orders received, and finished the year with record order backlog.
   The Committee does not believe that the compensation of any Company officer is likely to exceed the nonperformance based $1 million threshold limit of
Section 162 (m) of the Internal Revenue Code.
   Submitted by the Compensation Committee of the Company's Board of Directors:

                          Howard H. Callaway, Chairman
             G. Robert Tod                            Jackie M. Ward


                                Performance Graph
   The following graph sets forth a comparison of the cumulative total Company shareholder return with those of the Dow Jones Industrial Average ("DJIA") and the Computer Hardware Subsector of the Hambrecht & Quist Technology Index ("H&Q Comp Hdw"). Total shareholder return was determined by converting the closing price of a share of SCI Common Stock ("SCI") at the beginning of the measurement period (June 30, 1992) to a base amount ($100.00). Cumulative return for each subsequent quarter-end (assuming reinvestment of all dividends into additional shares) was measured as a change from the closing price at the beginning of the measurement period and plotted. The graph assumes $100.00 was invested on June 30, 1992, in the Company's Common Stock, in the DJIA, and in the H&Q Comp Hdw companies.




                       Comparative Five-Year Total Returns
 SCI Systems, Inc., Dow Jones Industrial Average, and Hambrecht & Quist Computer
                               Hardware Subsector
                      (Normalized) Stock Performance Graph


 QUARTER END                SCIS             DJIA               H&Q HARDWARE

    06/92                   100              100                    100
    09/92                   161              101                     90
    12/92                   256              101                     82
    03/93                   296              106                     82
    06/93                   242              109                     80
    09/93                   237              111                     71
    12/93                   247              118                     86
    03/94                   225              115                     91
    06/94                   212              116                     78
    09/94                   296              123                     93
    12/94                   253              124                    107
    03/95                   262              135                    110
    06/95                   351              149                    137
    09/95                   484              158                    149
    12/95                   435              170                    153
    03/96                   514              186                    151
    06/96                   570              190                    162
    09/96                   789              198                    180
    12/96                   626              219                    203
    03/97                   711              224                    210
    06/97                   895              263                    248

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange and to furnish the Company with copies of all Section 16(a) forms they file.
   Based solely on transactions reported to the Company and review of the copies of such forms and any amendments thereto furnished to the Company, or written representations that no forms were required, the Company believes that during the year ended June 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

                                     GENERAL


   Any shareholder of the Company wishing to submit a proposal at the Company's 1998 annual meeting of shareholders and desiring the proposal be considered for inclusion in the Company's proxy materials should provide a written copy of the proposal to the management of the Company at its principal executive office, attention Secretary, not later than May 29, 1998, and should otherwise comply with the rules of the Securities and Exchange Commission relating to shareholder proposals.
   The cost of preparing and mailing the proxies, accompanying notices and Proxy Statements, and all costs in connection with solicitation of proxies will be paid by the Company. In addition to solicitation by use of the mail, certain directors, officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or other electronic methods, or personal interview without additional compensation. The Company has also retained D.F. King & Co., Inc. to provide routine advice and services for proxy solicitation for a fee of $1,000. The Company may request brokerage houses and custodians, nominees, and fiduciaries to forward soliciting material to their principals, the beneficial owners of Common Stock of the Company, and will reimburse them for their reasonable out-of-pocket expenses.
   Management does not know of any other matters to be presented at the Meeting for action by shareholders. However, if any other matters requiring a vote of the shareholders arise at the Meeting, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.
   If you cannot be present in person, you are requested to please date, sign and mail the enclosed proxy card promptly. An envelope has been provided for that purpose. No postage is required if mailed in the U.S.



                                           By Order of the Board of Directors.


                                       /s/ Michael M. Sullivan
                                           Michael M. Sullivan
                                           Secretary


Huntsville, Alabama
September 26, 1997


                              PLEASE DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE


This  Proxy,  when  properly  executed,  will be  voted in  accordance  with the directions  given by the  undersigned  shareholder.
If no direction is made, it will be  voted  in  favor  of  Proposals  1, 2,  and 3 and  will be voted on any  discretionary  matters in accordance  with the best  judgement and discretion of the Proxies.

                                                                                Dated:         , 1997
                                                                                Signature
                                                                                Additional Signature, if held jointly

                                                                                Please sign  exactly as your name(s) appears hereon.
                                                                                If your  shares are held  jointly, each  shareholder
                                                                                named  should  sign.   When  signing  as   attorney,
                                                                                executor, administrator, trustee or guardian, please
                                                                                give your full title as such. If the signatory  is a
                                                                                corporation,  please  sign  the full  corporate name
                                                                                by a duly authorized officer.

                                                          SCI SYSTEMS, INC.
                                Proxy is solicited on behalf of the Board of Directors of the Company

  The undersigned hereby  acknowledges  receipt of the Notice of  Annual  Meeting of  Shareholders and  Proxy  Statement, each dated
September 26, 1997,  and does  hereby  appoint  Olin B. King  and  A. Eugene  Sapp,  Jr.,  and  either of them, with  full  power of substitution, as proxy or proxies of the undersigned to represent the undersigned and to vote all shares of SCI Systems, Inc. Common
Stock (par value $0.10) which the undersigned would be entitled to vote if personally  present at the Annual Meeting of Shareholders of SCI  Systems,  Inc.  to  be held at The Ritz-Carlton Hotel (Buckhead),  3434 Peachtree Street,  N.E.,  Atlanta,  Georgia 30326 at
10:00 a.m.,  Eastern Daylight Savings Time, on October 24, 1997, and at any adjournment or postponement thereof, upon the  following matters  as specified:

  THE BOARD OF DIRECTORS UNANIMOUSLY  RECOMMENDS A VOTE "FOR" ITS NOMINEES AND THE FOLLOWING PROPOSALS.

1. Election of Class I Directors
FOR all nominees listed below (except as marked to the contrary below)                 WITHHOLD AUTHORITY to vote for all nominees
                                                                                                      listed below
    Olin B. King                              Howard H. Callaway
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided immediately below.)
Name of nominee:
2. Approval of  Amendment  of the  Company's  Second  Restated  Certificate  of  Incorporation  to  increase  the  numbers of shares of the  Company's  authorized Common Stock (par value $0.10) from 100 million to 200 million shares.
                              FOR                              AGAINST                              ABSTAIN
3. Ratification of the selection of Ernst & Young LLP as the Company's  auditors for the fiscal year ending June 30, 1998.
                              FOR                              AGAINST                              ABSTAIN
4. In their  discretion,  the Proxies are authorized to vote on such other business as may  properly come before the  meeting or any adjournment or postponement thereof.
                                 This Proxy may be revoked at any time prior to the voting thereof.
                             (PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE)










                                                                                Dated:         , 1997
                                                                                Signature



                                        ALLOCATED SHARES VOTING INSTRUCTIONS TO ADMINISTRATOR
                              THE ANNUAL MEETING OF SHAREHOLDERS OF SCI SYSTEMS, INC. OCTOBER 24,  1997
               ADMINISTRATOR SOLICITS THESE VOTING INSTRUCTIONS FROM PLAN PARTICIPANTS IN THE SCI STOCK PURCHASE PLAN

  The undersigned  Participant  in the SCI  Systems,  Inc.  Stock  Purchase  Plan (the "Plan") hereby instructs Merrill Lynch, Inc., as Administrator  under the Plan ("Administrator"),  to vote all shares of common  stock (par value $0.10) of the Company  allocated to the account of the undersigned  under the Plan ("Allocated Shares") in  accordance  with the  instructions on the reverse hereof, and to  represent the  undersigned at the  Annual  Meeting  of  Shareholders of the  Company to be  held at  The  Ritz-Carlton Hotel
(Buckhead),  3434 Peachtree Street,  N.E., Atlanta, Georgia 30326 at 10:00 a.m., Eastern Daylight Savings Time, on October 24, 1997,
and at any  adjournments or postponements  thereof, and to act in its discretion upon such other matters as may properly come before the Meeting or any  adjournments  or  postponements  thereof.  The submission of this voting instruction form, if properly executed, revokes all prior voting  instruction forms.

TO ASSURE THAT YOUR VOTING INSTRUCTIONS ARE FOLLOWED, THIS FORM MUST BE PROPERLY COMPLETED,  SIGNED AND RECEIVED BACK BY THE TRUSTEE
BY THE CLOSE OF BUSINESS ON OCTOBER 21, 1997.  IF YOUR VOTING  INSTRUCTIONS  ARE NOT RECEIVED IN TIME, OR IF THIS FORM IS SIGNED AND
RECEIVED BY THE  TRUSTEE ON TIME BUT YOU DO NOT INDICATE YOUR VOTING  PREFERENCES, THE TRUSTEE WILL NOT VOTE THE SHARES ALLOCATED TO
YOUR ACCOUNT. IN  ADDITION,  YOUR  VOTING INSTRUCTIONS WILL NOT BE COUNTED,  UNLESS YOU SIGN THIS FORM  EXACTLY AS YOUR NAME APPEARS
ON IT.

For your information,  the  Board of Directors  recommends a vote "FOR" Proposals 1, 2 and 3. The Trustee  makes no  recommendations with  respect to your voting decision.

YOUR ALLOCATED SHARES:


(Please  specify your choice on each  proposal,  date,  sign (all on the reverse side hereof) and return in the enclosed envelope.)
1. Election of Class I Directors
FOR all nominees listed below (except as marked to the contrary below)                 WITHHOLD AUTHORITY to vote for all nominees
                                                                                                      listed below
    Olin B. King                             Howard H. Callaway
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided immediately below.)
Name of nominee:
2. Approval of  Amendment  of the  Company's  Second  Restated  Certificate  of  Incorporation  to  increase  the  numbers of shares of the  Company's  authorized Common Stock (par value $0.10) from 100 million to 200 million shares.
                              FOR                              AGAINST                              ABSTAIN
3. Ratification of the selection of Ernst & Young LLP as the Company's auditors for the fiscal year ending June 30, 1998.
                              FOR                              AGAINST                              ABSTAIN
4. In their  discretion, the Proxies are  authorized to vote in such other business as may  properly come before  the meeting or any adjournment or postponement thereof.
                                 This Proxy may be revoked at any time prior to the voting thereof.
                              PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENVELOPE ENCLOSED








                                                                                Dated:         , 1997
                                                                                Signature



                                        ALLOCATED   SHARES  VOTING   INSTRUCTIONS   TO  TRUSTEE
                               THE   ANNUAL  MEETING  OF SHAREHOLDERS OF SCI SYSTEMS,  INC. OCTOBER 24, 1997
            TRUSTEE SOLICITS THESE VOTING INSTRUCTIONS FROM PLAN PARTICIPANTS IN THE SCI SYSTEMS, INC.401(k)/ SAVINGS PLAN


  The undersigned  Participant in the SCI Systems, Inc. 401(k)/ Savings Plan (the "Plan") hereby instructs Fidelity Management Trust
Company, as Trustee under the Plan  ("Trustee"),  to vote all shares of common  stock (par value $0.10) of the Company  allocated to the account of the undersigned under the Plan ("Allocated Shares") in accordance with the instructions on the reverse hereof, and to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at The Ritz-Carlton Hotel (Buckhead), 3434
Peachtree  Street,  N.E.,  Atlanta,  Georgia  30326 at  10:00 a.m.,  Eastern  Daylight Savings Time, on October 24, 1997, and at any
adjournments or postponements thereof, and to act in its discretion upon such other matters as may properly come before the  Meeting or any  adjournments  or  postponements  thereof.  The  submission  of this  voting instruction  form, if properly executed, revokes all prior voting  instruction forms.

TO ASSURE THAT YOUR VOTING INSTRUCTIONS ARE FOLLOWED, THIS FORM MUST BE PROPERLY COMPLETED,  SIGNED AND RECEIVED BACK BY THE TRUSTEE
BY THE CLOSE OF BUSINESS ON OCTOBER 21, 1997.  IF YOUR VOTING  INSTRUCTIONS  ARE NOT RECEIVED IN TIME, OR IF THIS FORM IS SIGNED AND
RECEIVED BY THE  TRUSTEE ON TIME BUT YOU DO NOT INDICATE YOUR  VOTING PREFERENCES, THE TRUSTEE WILL NOT VOTE THE SHARES ALLOCATED TO
YOUR ACCOUNT. IN ADDITION,  YOUR VOTING INSTRUCTIONS WILL NOT BE COUNTED,  UNLESS YOU SIGN THIS FORM EXACTLY AS YOUR NAME APPEARS ON
IT.

For your information, the Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3. The Trustee makes no recommendations with respect to your voting decision.

YOUR ALLOCATED SHARES:


(Please  specify your choice on each  proposal,  date,  sign (all on the reverse side hereof) and return in the enclosed envelope.)
1. Election of Class I Directors
FOR all nominees  listed below (except as marked to the contrary below)                WITHHOLD AUTHORITY to vote for all nominees
                                                                                                      listed below
    Olin B. King                             Howard H. Callaway
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided immediately below.)
Name of nominee:
2. Approval of  Amendment  of the  Company's  Second  Restated  Certificate  of  Incorporation  to  increase  the  numbers of shares of the  Company's  authorized Common Stock (par value $0.10) from 100 million to 200 million shares.
                              FOR                              AGAINST                              ABSTAIN
3. Ratification of the selection of Ernst & Young LLP as the Company's auditors for the fiscal year ending June 30, 1998.
                              FOR                              AGAINST                              ABSTAIN
4. In their discretion, the  Trustee is  authorized to vote on such  other business as may  properly come before the  meeting or any adjournment  or  postponement thereof.
                                  This form may be revoked at any time prior to the voting thereof.
                               PLEASE DATE, SIGN AND MAIL THIS FORM PROMPTLY IN THE ENVELOPE ENCLOSED







                                                                                Dated:         , 1997
                                                                                Signature



                                          ALLOCATED SHARES VOTING INSTRUCTIONS TO TRUSTEE
                             THE ANNUAL MEETING OF SHAREHOLDERS OF SCI SYSTEMS,  INC. OCTOBER 24, 1997
       TRUSTEE SOLICITS THESE VOTING INSTRUCTIONS FROM PLAN PARTICIPANTS IN THE SCI SYSTEMS, INC. DEFERRED COMPENSATION PLAN
 The  undersigned   Participant  in  the  SCI  Systems,  Inc. Directors'  Deferred  Compensation  Plan (the "Plan") hereby instructs
Merrill Lynch Trust Company (Florida) as Trustee under the Plan ("Trustee"), to vote all shares of common stock (par value $0.10) of the Company allocated to the account of the undersigned under the Plan  ("Allocated  Shares") in accordance with the instructions on the reverse  hereof,  and to represent  the  undersigned  at the  Annual  Meeting of  Shareholders  of the Company to be held at The
Ritz-Carlton Hotel (Buckhead),  3434 Peachtree Street, N.E., Atlanta,  Georgia 30326 at 10:00 a.m.,   Eastern Daylight Savings Time,
on  October  24,  1997,  and  at  any adjournments or  postponements  thereof,  and to act in its discretion upon such other matters as may properly  come before the Meeting or any  adjournments  or postponements  thereof.  The submission of this voting instruction form,  if properly executed, revokes all prior voting instruction forms.

TO ASSURE THAT YOUR VOTING INSTRUCTIONS ARE FOLLOWED, THIS FORM MUST BE PROPERLY COMPLETED,  SIGNED AND RECEIVED BACK BY THE TRUSTEE
BY THE CLOSE OF BUSINESS ON OCTOBER 21, 1997.  IF YOUR VOTING  INSTRUCTIONS  ARE NOT RECEIVED IN TIME, OR IF THIS FORM IS SIGNED AND
RECEIVED BY THE TRUSTEE ON TIME BUT YOU DO NOT INDICATE YOUR VOTING PREFERENCES,  THE TRUSTEE WILL NOT VOTE THE SHARES  ALLOCATED TO
YOUR ACCOUNT. IN ADDITION,  YOUR VOTING INSTRUCTIONS WILL NOT BE COUNTED,  UNLESS YOU SIGN THIS FORM EXACTLY AS YOUR NAME APPEARS ON
IT.

For your information, the Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3. The Trustee makes no recommendations with respect to your voting decision.

YOUR ALLOCATED SHARES:


(Please  specify your choice on each  proposal,  date,  sign (all on the reverse side hereof) and return in the enclosed envelope.)
1. Election of Class I Directors
FOR all nominees listed below (except as marked to the contrary below)               WITHHOLD AUTHORITY to vote for all nominees
                                                                                                listed below
    Olin B. King                             Howard H. Callaway
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space immediately provided below.)
Name of nominee:
2. Approval of  Amendment  of the  Company's  Second  Restated  Certificate  of Incorporation  to  increase the numbers of shares of the  Company's  authorized Common Stock (par value $0.10) from 100 million to 200 million shares.
                              FOR                              AGAINST                              ABSTAIN
3. Ratification of the selection of Ernst & Young LLP as the Company's auditors for the fiscal year ending June 30, 1998.
                              FOR                              AGAINST                              ABSTAIN
4. In  their  discretion, the Proxies are authorized to vote in such other business as may  properly come before the  meeting or any adjournment or postponement thereof.
                                 This Proxy may be revoked at any time prior to the voting thereof.
                              PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENVELOPE ENCLOSED


Notice to Participants in the SCI Systems, Inc. Stock Purchase Plan
DEAR PLAN PARTICIPANT:
We are sending this letter and the enclosed materials to you as Trustee of the SCI Systems Stock Purchase Plan (the "Plan").

The Annual Meeting of Shareholders of SCI Systems, Inc. ("SCI") is scheduled to be held on October 24, 1997. Enclosed are the 1997 Annual Report and proxy materials which are being distributed in connection with SCI's Annual Meeting. As an owner of SCI common stock through the Plan, you are entitled to direct the Trustee to vote your shares on all proposals presented in Management's proxy statement.

Enclosed is a BLUE voting instruction card which will enable you to vote your shares. If you wish to direct the vote of your shares, mark the boxes on the BLUE voting instruction card, then sign, date and mail the BLUE voting instruction card in the return envelope provided. Please return the card in time to be received no later than October 21, 1997. You are encouraged to read the enclosed materials carefully and to exercise your right to vote. We make no recommendation on how you should vote your shares. All instruction cards received by us will remain confidential and will not be disclosed to the Company or any officer of the Company.

Please be aware that your shares will not be voted in the  following  instances:
(1) If you do not return the BLUE voting instruction card, to be received no later than Tuesday, October 21, 1997; (2) if your instruction card is not signed exactly as your name appears on it; or (3) if you return a properly signed instruction card but no direction is given as to the vote of your shares.




Sincerely,

Merrill Lynch Trust Companies




September 26, 1997

Notice to Participants in the SCI Systems, Inc. 401(k)/Savings Plan
DEAR PLAN PARTICIPANT:
We are sending this letter and the enclosed materials to you as Trustee of the SCI Systems 401(k)/Savings Plan (the "Plan").

The Annual Meeting of Shareholders of SCI Systems, Inc. ("SCI") is scheduled to be held on October 24, 1997. Enclosed are the 1997 Annual Report and proxy materials which are being distributed in connection with SCI's Annual Meeting. As an owner of SCI common stock through the Plan, you are entitled to direct the Trustee to vote your shares on all proposals presented in Management's proxy statement.

Enclosed is a BLUE voting instruction card which will enable you to vote your shares. If you wish to direct the vote of your shares, mark the boxes on the BLUE voting instruction card, then sign, date and mail the BLUE voting instruction card in the return envelope provided. Please return the card in time to be received no later than October 21, 1997. You are encouraged to read the enclosed materials carefully and to exercise your right to vote. We make no recommendation on how you should vote your shares. All instruction cards received by us will remain confidential and will not be disclosed to the Company or any officer of the Company.

Please be aware that your shares will not be voted in the  following  instances:
(1) If you do not return the BLUE voting instruction card, to be received no later than Tuesday, October 21, 1997; (2) if your instruction card is not signed exactly as your name appears on it; or (3) if you return a properly signed instruction card but no direction is given as to the vote of your shares.




Sincerely,

Fidelity Management Trust Company




September 26, 1997

Notice to Participants in the SCI Systems,  Inc. Compensation  Plan
DEAR PLAN PARTICIPANT:
We are sending this letter and the enclosed materials to you as Trustee of the SCI Systems Deferred Compensation Plan (the "Plan") .

The Annual Meeting of Shareholders of SCI Systems, Inc. ("SCI") is scheduled to be held on October 24, 1997. Enclosed for your information, as an owner of SCI common stock through the Plan, are the 1997 Annual Report and Proxy Statement which are being distributed in connection with the Annual Meeting. For your information, under the Plan, the Plan Administrator directs the Trustee as to the manner in which the shares of stock are to be voted.







Sincerely,

Fidelity Management Trust Company


September 26, 1997

Notice to Participants in the SCI Systems, Inc. Deferred Compensation Plan DEAR PLAN PARTICIPANT:
We are sending this letter and the enclosed materials to you as Trustee of the SCI Systems Directors' Deferred Compensation Plan (the "Plan").

The Annual Meeting of Shareholders of SCI Systems, Inc. ("SCI") is scheduled to be held on October 24, 1997. Enclosed are the 1997 Annual Report and proxy materials which are being distributed in connection with SCI's Annual Meeting. As SCI common stock has been credited to your account through the Plan, you are entitled, under the Plan, to direct the Trustee to vote the shares credited to your account on all proposals presented in Management's proxy statement.

Enclosed is a BLUE voting instruction card which will enable you to vote your shares. If you wish to direct the vote of your shares, mark the boxes on the BLUE voting instruction card, then sign, date and mail the BLUE voting instruction card in the return envelope provided. Please return the card in time to be received no later than October 21, 1997. You are encouraged to read the enclosed materials carefully and to exercise your right to vote. We make no recommendation on how you should vote your shares. All instruction cards received by us will remain confidential and will not be disclosed to the Company or any officer of the Company.

Please be aware that your shares will not be voted in the  following  instances:
(1) If you do not return the BLUE voting instruction card, to be received no later than Tuesday, October 21, 1997; (2) if your instruction card is not signed exactly as your name appears on it; or (3) if you return a properly signed instruction card but no direction is given as to the vote of your shares.




Sincerely,

Merrill Lynch Trust Companies




September 26, 1997